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EXHIBIT 1

JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Huntsman Corporation and that this Agreement be included as an exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 22, 2005.

HMP Equity Trust
By:	/s/ JON M. HUNTSMAN
Name:	Jon M. Huntsman
Title:	Administrative Trustee
Huntsman Family Holdings Company LLC
By:	/s/ JON M. HUNTSMAN
Name:	Jon M. Huntsman
Title:	President
/s/ JON M. HUNTSMAN Jon M. Huntsman
/s/ PETER R. HUNTSMAN Peter R. Huntsman
/s/ DAVID J. MATLIN David J. Matlin
/s/ CHRISTOPHER R. PECHOCK Christopher R. Pechock

MatlinPatterson Global Opportunities Partners L.P.
By:	MatlinPatterson Global Partners LLC, as general partner
By:	/s/ MARK R. PATTERSON
Name:	Mark R. Patterson
Title:	Director
MatlinPatterson Global Opportunities Partners B, L.P.
By:	MatlinPatterson Global Partners LLC, as general partner
By:	/s/ MARK R. PATTERSON
Name:	Mark R. Patterson
Title:	Director
MatlinPatterson Global Opportunities Partners (Bermuda) L.P.
By:	MatlinPatterson Global Partners LLC, as general partner
By:	/s/ MARK R. PATTERSON
Name:	Mark R. Patterson
Title:	Director
MatlinPatterson Global Advisers LLC
By:	/s/ MARK R. PATTERSON
Name:	Mark R. Patterson
Title:	Chairman
MatlinPatterson Asset Management LLC
By:	/s/ MARK R. PATTERSON
Name:	Mark R. Patterson
Title:	Chairman

MatlinPatterson Global Partners LLC
By:	/s/ MARK R. PATTERSON
Name:	Mark R. Patterson
Title:	Director
MatlinPatterson LLC
By:	/s/ MARK R. PATTERSON
Name:	Mark R. Patterson
Title:	Member
/s/ MARK R. PATTERSON Mark R. Patterson

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  EXHIBIT 1
JOINT FILING AGREEMENT